Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-8 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the PMA Capital Corporation Directors’ Stock Compensation Plan and any amendments thereto, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2005.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 26th day of April 2004.

/s/ Peter S. Burgess

Peter S. Burgess

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and officer of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-8 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the PMA Capital Corporation Directors’ Stock Compensation Plan and any amendments thereto, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2005.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 24th day of April 2004.

/s/ Vincent T. Donnelly

Vincent T. Donnelly

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-8 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the PMA Capital Corporation Directors’ Stock Compensation Plan and any amendments thereto, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2005.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 23rd day of April 2004.

/s/ Joseph H. Foster

Joseph H. Foster

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-8 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the PMA Capital Corporation Directors’ Stock Compensation Plan and any amendments thereto, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2005.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 22nd day of April 2004.

/s/ Thomas J. Gallen

Thomas J. Gallen

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-8 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the PMA Capital Corporation Directors’ Stock Compensation Plan and any amendments thereto, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2005.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 16th day of April 2004.

/s/ Anne S. Genter

Anne S. Genter

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and officer of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA’s Annual Report on Form 10-K for the year ended December 31, 2003 and all amendments thereto;

(ii)	a registration statement on Form S-8 covering Class A Common stock to be registered in connection with the PMA Capital Corporation Directors’Stock Compensation Plan and any amendments thereto, including, without limitation, post-effective amendments; and

(iii)	any and all other registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-86796, 333-73240, 333-77111, 333-68855 and 333-45949); and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2005.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 5th day of February 2004.

/s/ Richard Lutenski

Richard Lutenski

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-8 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the PMA Capital Corporation Directors’ Stock Compensation Plan and any amendments thereto, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2005.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 22nd day of April 2004.

/s/ James F. Malone III

James F. Malone III

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-8 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the PMA Capital Corporation Directors’ Stock Compensation Plan and any amendments thereto, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2005.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 28th day of April 2004.

/s/ John W. Miller, Jr.

John W. Miller, Jr.

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-8 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the PMA Capital Corporation Directors’ Stock Compensation Plan and any amendments thereto, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2005.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 28th day of April 2004.

/s/ Edward H. Owlett

Edward H. Owlett

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-8 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the PMA Capital Corporation Directors’ Stock Compensation Plan and any amendments thereto, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2005.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 22nd day of April 2004.

/s/ Roderic H. Ross

Roderic H. Ross

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-8 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the PMA Capital Corporation Directors’ Stock Compensation Plan and any amendments thereto, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2005.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 22nd day of April 2004.

/s/ L. J. Rowell, Jr.

L. J. Rowell, Jr.

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-8 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the PMA Capital Corporation Directors’ Stock Compensation Plan and any amendments thereto, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2005.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 28th day of April 2004.

/s/ Neal C. Schneider

Neal C. Schneider

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and officer of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-8 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the PMA Capital Corporation Directors’ Stock Compensation Plan and any amendments thereto, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2005.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 22nd day of April 2004.

/s/ Mark M. Wilcox

Mark M. Wilcox